UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): April 12, 2012

AF OCEAN INVESTMENT MANAGEMENT COMPANY
(Exact name of small business issuer as specified in its charter)

Florida

(State or other jurisdiction of incorporation)

333-172052	14-1877754
(Commission File Number)	(IRS Employer Identification No.)

501 Madison Ave.

14th Floor

New York, New York 10022

(Address of principal executive offices and zip code)

(212) 729-4951

 (Registrant’s telephone number including area code)

DINELLO RESTAURANT VENTURES, INC.

 (Registrant’s former name)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01

Other Events

On April 12, 2012, AF Ocean Investment Management Company executed its first consulting contract with Characters Capital Group Limited, a company based in Hong Kong.  The contract is for a period of one year with a contract value of $180,000.00 USD.  The Company Chairman and President, Mr. Andy Fan, is presently in Asia and has begun work under the contract.  Attached as Exhibit 99.1 to this Current Report on Form 8-K is a copy of the Company’s press release dated April 24, 2012, which is incorporated herein by this reference.

Item 9.01

Financial Statements and Exhibits

(d)

Exhibits

Exhibit No.	Description
99.1	AF Ocean Investment Management Company Press Release dated April 24, 2012.

 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: April 24, 2012	AF OCEAN INVESTMENT MANAGEMENT COMPANY /s/ ANDY Z. FAN
Andy Z. Fan, President, CEO and Chairman of the Board of Directors